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                                                                    EXHIBIT 10.4

                             FIRST AMENDMENT TO THE
                               INGRAM MICRO 401(k)
                             INVESTMENT SAVINGS PLAN
                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 2006)

      This Amendment by Ingram Micro Inc. (hereinafter referred to as the "Company") is made with reference to the following facts:

      The Company adopted the amended and restated Ingram Micro 401 (k) Investment Savings Plan (hereinafter referred to as the "Plan") effective as of April 1, 2005. The Plan reserves to the Company the right to amend the Plan (Section 12.1 thereof). The Company has adopted and executed this First Amendment for purposes of amending the Plan in the manner hereinafter provided.

      NOW, THEREFORE, the Plan is hereby amended, effective as of April 1, 2005 as if included in the most recent amendment and restatement of Plan, as follows:

      Section 7.5(e) is amended by deleting the next to last sentence of the first paragraph and by replacing it with:

      "The period of repayment for any home loan within the meaning of Section 72(p)(2)(B)(ii) of the Code shall not exceed one hundred and eighty (180) months."

      IN WITNESS WHEREOF, this First Amendment is executed effective as set forth herein.

   (CORPORATE SEAL)

      Date: 6/14/2006                   INGRAM MICRO INC.


                               By: /s/ Matthew A. Sauer
                                   ------------------------------------------
                                   Matthew A. Sauer

                               Title: Senior Vice President, Human Resources